APPLESEED FUND

Supplement to the Statement of Additional Information

dated March 31, 2008

The following is added under the section “Additional Information About Fund Investments And Risk Considerations:

M.       Additional Information About the Fund’s Socially Responsible Investments Screening. As set forth in the prospectus, the Fund seeks to invest in companies that balance generating profits with an awareness of their impact on the environment and society in general. The Fund generally does not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling, or weapons industries. The Adviser reviews proposed investments for the Fund for compliance with its socially responsible investment (“SRI”) guidelines, prior to purchasing such investments for the Fund and periodically thereafter. Notwithstanding the foregoing, however, Fund investments in money market funds, government bonds (including agency mortgages) and certain commodities-related futures contracts, are not subject to the SRI screening requirements and, therefore, are not screened for compliance with the SRI guidelines.

You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus dated March 31, 2008, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 470-1029.

This Supplement is dated January 14, 2009